The Chartwell Funds

Chartwell Income Fund

Chartwell Mid Cap Value Fund

Chartwell Short Duration High Yield Fund

Chartwell Small Cap Growth Fund

Chartwell Small Cap Value Fund

Chartwell Short Duration Bond Fund

Supplement dated December 17, 2021 to the Prospectus dated May 1, 2021, as supplemented

Chartwell Short Duration Bond Fund

Supplement dated December 17, 2021 to the Prospectus dated September 22, 2021, as supplemented

On October 20, 2021, TriState Capital Holdings, Inc. (“TSC”) announced that it had entered into a definitive agreement with Raymond James Financial, Inc. (“RJF”) under which RJF will acquire TSC (the “Transaction”). As part of the Transaction, Chartwell Investment Partners, LLC (“Chartwell”), a wholly owned subsidiary of TSC and the investment adviser to The Chartwell Funds (the “Trust”) and its individual series named above (each, a “Target Fund,” and together, “the Target Funds”), will become a wholly owned subsidiary of Carillon Tower Advisers, Inc. (“CTA”), which is a wholly owned subsidiary of RJF. In connection with the Transaction, the parties agreed to seek to reorganize each Target Fund into a newly created shell series (each, an Acquiring Fund,” and together, the “Acquiring Funds”) of the Carillon Series Trust (the “Carillon Trust”), which would be advised by CTA and sub-advised by Chartwell.

After careful consideration, at a special meeting held on December 15, 2021, the Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) pursuant to which each Target Fund would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below in exchange for shares of the Acquiring Fund that would be distributed to the Target Fund’s shareholders (each a “Reorganization,” and together, the “Reorganizations”).

Target Funds (each a series of The Chartwell Funds	Acquiring Funds (each a series of Carillon Series Trust)
Chartwell Income Fund	Carillon Chartwell Income Fund
Chartwell Mid Cap Value Fund	Carillon Chartwell Mid Cap Value Fund
Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Growth Fund
Chartwell Small Cap Value Fund	Carillon Chartwell Small Cap Value Fund
Chartwell Short Duration Bond Fund	Carillon Chartwell Short Duration Bond Fund
Chartwell Short Duration High Yield Fund	Carillon Chartwell Short Duration High Yield Fund

Each Acquiring Fund has no assets or liabilities and was created for the sole purpose of acquiring the assets and liabilities of the corresponding Target Fund and continuing its business operations. The Reorganizations are not expected to change the objectives or strategies of the Target Funds or the manner in which the Target Funds are managed, and it is anticipated that the portfolio managers responsible for each Target Fund will be the portfolio managers for the corresponding Acquiring Fund.

Each Reorganization Plan requires approval by the Target Fund’s shareholders and will be submitted to Target Fund shareholders for their consideration at a special shareholder meeting to be held in the second quarter of 2022. If the Reorganization Plan is approved by shareholders of the Target Funds and the conditions of the Reorganization Plan are satisfied or waived, the Reorganizations are expected to be consummated concurrent with the closing of the Transaction, which currently is expected to occur in the second or third quarter of 2022 but may be delayed subject to requisite shareholder and regulatory approvals. Upon closing of the Reorganizations, shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund that are equal in value to the shares of Target Fund that the shareholders held immediately prior to the closing of the Reorganizations, and the Target Fund will liquidate and cease operations. Target Fund shares would, in effect, be exchanged on a tax-free basis for shares of the corresponding Acquiring Fund with the same total net asset value.

Shareholders of each Target Fund will vote separately on the Reorganization Plan, and a Reorganization will be effected only if that Target Fund’s shareholders approve the Reorganization Plan. Each of the Reorganizations is conditioned on the closing of the Transaction.

At a meeting held in November 2021, the Board of Trustees of the Carillon Trust, on behalf of each Acquiring Fund, approved the Reorganization Plan.

A combined Proxy Statement/Prospectus will be sent to shareholders of each Target Fund requesting their vote on the Reorganization Plan, which will include a full discussion of the Reorganizations and the factors the Board considered in approving the Reorganization Plan.

You should keep this Supplement for future reference.